employee future benefits	12 Months Ended
Dec. 31, 2020
employee future benefits
employee future benefits

15   employee future benefits

We have a number of defined benefit and defined contribution plans that provide pension and other retirement and post-employment benefits to most of our employees. As at December 31, 2020 and 2019, all registered defined benefit pension plans were closed to substantially all new participants and substantially all benefits had vested. The benefit plans in which our employees are participants reflect developments in our corporate history.

TELUS Corporation Pension Plan

Management and professional employees in Alberta who joined us prior to January 1, 2001, and certain unionized employees who joined us prior to June 9, 2011, are covered by this contributory defined benefit pension plan, which comprises slightly more than one-half of our total defined benefit obligation accrued. The plan contains a supplemental benefit account that may provide indexation of up to 70% of the annual increase in a specified cost-of-living index. Pensionable remuneration is determined by the average of the best five years of remuneration in the last ten years preceding retirement.

Pension Plan for Management and Professional Employees of TELUS Corporation

This defined benefit pension plan, which with certain limited exceptions ceased accepting new participants on January 1, 2006, and which comprises approximately one-quarter of our total defined benefit obligation accrued, provides a non-contributory base level of pension benefits. Additionally, on a contributory basis, employees annually can choose increased and/or enhanced levels of pension benefits above the base level. At an enhanced level of pension benefits, the plan has indexation of 100% of the annual increase in a specified cost-of-living index, to an annual maximum of 2%. Pensionable remuneration is determined by the annualized average of the best 60 consecutive months of remuneration.

TELUS Québec Defined Benefit Pension Plan

This contributory defined benefit pension plan, which ceased accepting new participants on April 14, 2009, covers any employee not governed by a collective agreement in Quebec who joined us prior to April 1, 2006, any non-supervisory employee governed by a collective agreement who joined us prior to September 6, 2006, and certain other unionized employees. The plan comprises approximately one-tenth of our total defined benefit obligation accrued. The plan has no indexation and pensionable remuneration is determined by the average of the best four years of remuneration.

TELUS Edmonton Pension Plan

This contributory defined benefit pension plan ceased accepting new participants on January 1, 1998. Indexation is 60% of the annual increase in a specified cost-of-living index and pensionable remuneration is determined by the annualized average of the best 60 consecutive months of remuneration. The plan comprises less than one-tenth of our total defined benefit obligation accrued.

Other defined benefit pension plans

In addition to the foregoing plans, we have non-registered, non-contributory supplementary defined benefit pension plans, which have the effect of maintaining the earned pension benefit once the allowable maximums in the registered plans are attained. As is common with non-registered plans of this nature, these plans are typically funded only as benefits are paid. These plans comprise less than 5% of our total defined benefit obligation accrued.

Telecommunication Workers Pension Plan

Certain employees in British Columbia are covered by a negotiated-cost, target-benefit union pension plan. Our contributions are determined in accordance with provisions of negotiated labour contracts (the current contract will expire on December 31, 2021), and are generally based on employee gross earnings. We are not required to guarantee the benefits or assure the solvency of the plan, and we are not liable to the plan for other participating employers’ obligations. For the years ended December 31, 2020 and 2019, our contributions comprised a significant proportion of the employer contributions to the union pension plan; similarly, a significant proportion of the plan participants were our active and retired employees.

British Columbia Public Service Pension Plan

Certain employees in British Columbia are covered by a public service pension plan. Contributions are determined in accordance with provisions of labour contracts negotiated by the Province of British Columbia and are generally based on employee gross earnings.

Defined contribution pension plans

We primarily offer three defined contribution pension plans, which are contributory, and these are the primary pension plans that we sponsor that are available to our non-unionized and certain of our unionized employees. For the years ended December 31, 2020 and 2019, employees could generally choose to contribute to the plans at a rate of between 3% and 6% of their pensionable earnings; generally, we match 100% of contributions of employees up to 5% of their pensionable earnings and 80% of contributions of employees  greater than that. Membership in a defined contribution pension plan is generally voluntary until an employee’s third-year service anniversary. In the event that annual contributions exceed allowable maximums, excess amounts are in certain cases contributed to a non-registered supplementary defined contribution pension plan.

Other defined benefit plans

Other defined benefit plans, which are all non-contributory and, as at December 31, 2020 and 2019, non-funded, included a healthcare plan for retired employees and a life insurance plan, both of which ceased accepting new participants on January 1, 1997.

(a)    Defined benefit pension plans – funded status overview

Information concerning our defined benefit pension plans, in aggregate, is as follows:

As at December 31 (millions)	2020	2019
PRESENT VALUE OF THE DEFINED BENEFIT OBLIGATIONS
Balance, beginning of year	$9,684	$8,723
Current service cost	111	91
Past service cost	3	—
Interest expense	297	335
Actuarial loss (gain) arising from:
Demographic assumptions	67	20
Financial assumptions	836	984
Benefits paid	(477)	(469)
Balance, end of year	10,521	9,684
PLAN ASSETS
Fair value, beginning of year	9,380	9,043
Return on plan assets
Notional interest income on plan assets at discount rate	285	344
Actual return on plan assets (less than) greater than discount rate	480	408
Contributions
Employer contributions (d)	51	41
Employees’ contributions	19	19
Benefits paid	(477)	(469)
Administrative fees	(7)	(6)
Fair value, end of year	9,731	9,380
Effect of asset ceiling limit
Beginning of year	(121)	(263)
Change	(2)	142
End of year	(123)	(121)
Fair value of plan assets at end of year, net of asset ceiling limit	9,608	9,259
FUNDED STATUS – PLAN SURPLUS (DEFICIT)	$(913)	$(425)

The measurement date used to determine the plan assets and defined benefit obligations accrued was December 31.

(b)    Defined benefit pension plans – details

Expense

Our defined benefit pension plan expense  was as follows:

Years ended December 31 (millions)	2020				2019
	Employee		Other		Employee		Other
	benefits	Financing	comp.		benefits	Financing	comp.
	expense	costs	income		expense	costs	income
Recognized in	(Note 8)	(Note 9)	(Note 11)	Total	(Note 8)	(Note 9)	(Note 11)	Total
Current service cost	$92	$—	$—	$92	$72	$—	$—	$72
Past service cost	3	—	—	3	—	—	—	—
Net interest; return on plan assets
Interest expense arising from defined benefit obligations accrued	—	297	—	297	—	335	—	335
Return, including interest income, on plan assets [1]	—	(285)	(480)	(765)	—	(344)	(408)	(752)
Interest effect on asset ceiling limit	—	4	—	4	—	10	—	10
	—	16	(480)	(464)	—	1	(408)	(407)
Administrative fees	7	—	—	7	6	—	—	6
Re-measurements arising from:
Demographic assumptions	—	—	67	67	—	—	20	20
Financial assumptions	—	—	836	836	—	—	984	984
	—	—	903	903	—	—	1,004	1,004
Changes in the effect of limiting net defined benefit assets to the asset ceiling	—	—	(2)	(2)	—	—	(152)	(152)
	$102	$16	$421	$539	$78	$1	$444	$523
1

The interest income on the plan assets portion of the employee defined benefit plans net interest amount included in Financing costs reflects a rate of return on plan assets equal to the discount rate used in determining the defined benefit obligations accrued.

Disaggregation of defined benefit pension plan funding status

Defined benefit obligations accrued are the actuarial present values of benefits attributed to employee services rendered to a particular date. Our disaggregation of defined benefit pension plan surpluses and deficits at year-end is as follows:

As at December 31 (millions)	2020				2019
	Defined				Defined
	benefit			PBSR	benefit			PBSR
	obligations	Plan	Difference	solvency	obligations	Plan	Difference	solvency
	accrued	assets	(Notes 20, 27)	position [1]	accrued	assets	(Notes 20, 27)	position [1]
Pension plans that have plan assets in excess of defined benefit obligations accrued	$708	$721	$13	$524	$8,277	$8,432	$155	$473
Pension plans that have defined benefit obligations accrued in excess of plan assets
Funded	9,550	8,887	(663)	(149)	1,167	827	(340)	(101)
Unfunded	263	—	(263)	N/A 2	240	—	(240)	N/A 2
	9,813	8,887	(926)	(149)	1,407	827	(580)	(101)
	$10,521	$9,608	$(913)	$375	$9,684	$9,259	$(425)	$372
Defined benefit obligations accrued owed to:
Active members	$2,461				$2,184
Deferred members	561				513
Pensioners	7,499				6,987
	$10,521				$9,684
1

The Office of the Superintendent of Financial Institutions, by way of the Pension Benefits Standards Regulations, 1985 (PBSR) (see (d)), requires that a solvency valuation be performed on a periodic basis. The actual PBSR solvency positions are determined in conjunction with mid-year annual funding reports prepared by actuaries (see (d)); as a result, the PBSR solvency positions in this table as at December 31, 2020 and 2019, are interim estimates and updated estimates, respectively. The interim estimate as at December 31, 2019, was a net surplus of $568.

Interim estimated solvency ratios as at December 31, 2020, ranged from 95% to 109% (2019 – updated estimate is 96% to 109%; interim estimate was 98% to 112% ) and the estimated three-year average solvency ratios, adjusted as required by the PBSR, ranged from 97% to 109% (2019 – updated estimate is 97% to 108%; interim estimate was 98% to 109%).

The solvency valuation effectively uses the fair value (excluding any asset ceiling limit effects) of the funded defined benefit pension plan assets (adjusted for theoretical wind-up expenses) to measure the solvency assets. Although the defined benefit obligations accrued and the solvency liabilities are calculated similarly, the assumptions used for each differ, primarily in respect of retirement ages and discount rates, and the solvency liabilities, due to the required assumption that each plan is terminated on the valuation date, do not reflect assumptions about future compensation levels. Relative to the experience-based estimates of retirement ages used for purposes of determining the defined benefit obligations accrued, the minimum no-consent retirement age used for solvency valuation purposes may result in either a greater or lesser pension liability, depending upon the provisions of each plan. The solvency positions in this table reflect composite weighted average discount rates of 2.60% (2019 – 2.90%). A hypothetical decrease of 25 basis points in the composite weighted average discount rate would result in a $330 decrease in the PBSR solvency position as at December 31, 2020 (2019 – $295); these sensitivities are hypothetical, should be used with caution, are calculated without changing any other assumption and generally cannot be extrapolated because changes in amounts may not be linear.

2	PBSR solvency position calculations are not required for the non-registered, unfunded pension plans.

Fair value measurements

Information about the fair value measurements of our defined benefit pension plan assets, in aggregate, is as follows:

			Fair value measurements at reporting date using
			Quoted prices in active
	Total		markets for identical items		Other
As at December 31 (millions)	2020	2019	2020	2019	2020	2019
Asset class
Equity securities
Canadian	$1,044	$979	$849	$787	$195	$192
Foreign	2,699	2,405	685	663	2,014	1,742
Debt securities
Issued by national, provincial or local governments	1,453	1,698	1,225	1,519	228	179
Corporate debt securities	2,087	1,628	—	—	2,087	1,628
Asset-backed securities	32	30	—	—	32	30
Commercial mortgages	803	1,012	—	—	803	1,012
Cash, cash equivalents and other	528	621	20	21	508	600
Real estate	1,085	1,007	—	—	1,085	1,007
	9,731	9,380	$2,779	$2,990	$6,952	$6,390
Effect of asset ceiling limit	(123)	(121)
	$9,608	$9,259

As at December 31, 2020, pension benefit trusts that we administered held no TELUS Corporation Common Shares and held debt of TELUS Corporation with a fair value of approximately $2 million (2019 – $2 million) (see (c) – Allowable and prohibited investment types). As at December 31, 2020 and 2019, pension benefit trusts that we administered did not lease real estate to us.

Future benefit payments

Estimated future benefit payments from our defined benefit pension plans, calculated as at December 31, 2020, are as follows:

Years ending December 31 (millions)
2021	$473
2022	480
2023	484
2024	489
2025	493
2026-2030	2,513

(c)    Plan investment strategies and policies

Our primary goal for the defined benefit pension plans is to ensure the security of the retirement income and other benefits of the plan members and their beneficiaries. A secondary goal is to maximize the long-term rate of return on the defined benefit plans’ assets within a level of risk acceptable to us.

Risk management

We consider absolute risk (the risk of contribution increases, inadequate plan surplus and unfunded obligations) to be more important than relative return risk. Accordingly, the defined benefit plans’ designs, the nature and maturity of defined benefit obligations and the characteristics of the plans’ memberships significantly influence investment strategies and policies. We manage risk by specifying allowable and prohibited investment types, setting diversification strategies and determining target asset allocations.

Allowable and prohibited investment types

Allowable and prohibited investment types, along with associated guidelines and limits, are set out in each plan’s required Statement of Investment Policies and Procedures (SIPP), which is reviewed and approved annually by the designated governing body. The SIPP guidelines and limits are further governed by the permitted investments and lending limits set out in the Pension Benefits Standards Regulations, 1985. As well as conventional investments, each fund’s SIPP may provide for the use of derivative products to facilitate investment operations and to manage risk, provided that no short position is taken and no guidelines and limits established in the SIPP are violated. Internally and externally managed funds are not permitted to directly invest in our securities and are prohibited from increasing grandfathered investments in our securities; any such grandfathered investments were made prior to the merger of BC TELECOM Inc. and TELUS Corporation, our predecessors.

Diversification

Our strategy for investments in equity securities is to be broadly diversified across individual securities, industry sectors and geographical regions. A meaningful portion (20% – 30% of total plan assets) of the plans’ investment in equity securities is allocated to foreign equity securities with the intent of further diversifying plan assets. Debt securities may include a meaningful allocation to mortgages, with the objective of enhancing cash flow and providing greater scope for the management of the bond component of the plan assets. Debt securities may also include real return bonds to provide inflation protection, consistent with the indexed nature of some defined benefit obligations. Real estate investments are used to provide diversification of plan assets, hedging of potential long-term inflation and comparatively stable investment income.

Relationship between plan assets and benefit obligations

With the objective of lowering the long-term costs of our defined benefit pension plans, we purposely mismatch plan assets and benefit obligations. This mismatching is effected by including equity investments in the long-term asset mix, as well as fixed income securities and mortgages with durations that differ from those of the benefit obligations.

As at December 31, 2020, the present value-weighted average timing of estimated cash flows for the obligations (duration) of the defined benefit pension plans was 14.1 years (2019 – 13.7 years) and of the other defined benefit plans was 5.8 years (2019 – 6.2 years). Compensation for liquidity issues that may otherwise have arisen from the mismatching of plan assets and benefit obligations is provided by broadly diversified investment holdings (including cash and short-term investments) and cash flows from dividends, interest and rents from those diversified investment holdings.

Asset allocations

Our defined benefit pension plans’ target asset allocations and actual asset allocations are as follows:

	Target	Percentage of plan assets
	allocation	at end of year
Years ended December 31	2021	2020	2019
Equity securities	25-55%	38%	36%
Debt securities	40-75%	51%	53%
Real estate	10-30%	11%	11%
Other	0-15%	—	—
		100%	100%

(d)    Employer contributions

The determination of the minimum funding amounts necessary for substantially all of our registered defined benefit pension plans is governed by the Pension Benefits Standards Act, 1985, which requires that current service costs be funded, and that both going-concern and solvency valuations be performed on a specified periodic basis.

•

Any excess of plan assets over plan liabilities determined in the going-concern valuation reduces our minimum funding requirement for current service costs, but may not reduce the requirement to an amount less than the employees’ contributions. The going-concern valuation generally determines the excess (if any) of a plan’s assets over its liabilities on a projected benefit basis.

•

As of the date of these consolidated financial statements, the solvency valuation generally requires that a plan’s average solvency liabilities, determined on the basis that the plan is terminated on the valuation date, in excess of its assets (if any) be funded, at a minimum, in equal annual amounts over a period not exceeding five years. So as to manage the risk of overfunding the plans, which results from the solvency valuation for funding purposes utilizing average solvency ratios, our funding may include the provision of letters of credit. As at December 31, 2020, undrawn letters of credit in the amount of $108 million (2019 – $173 million) secured certain obligations of the defined benefit pension plans, including non-registered unfunded plans.

Our best estimate of fiscal 2021 employer contributions to our defined benefit plans is approximately $51 million for defined benefit pension plans. This estimate is based upon the mid-year 2020 annual funding valuations that were prepared by actuaries using December 31, 2019, actuarial valuations. The funding reports are based on the pension plans’ fiscal years, which are calendar years. The next annual funding valuations are expected to be prepared mid-year 2021.

(e)    Assumptions

As referred to in Note 1(b), management is required to make significant estimates related to certain actuarial and economic assumptions that are used in determining defined benefit pension costs, defined benefit obligations accrued and pension plan assets. These significant estimates are of a long-term nature, consistent with the nature of employee future benefits.

Demographic assumptions

In determining the defined benefit pension expense recognized in net income for the years ended December 31, 2020 and 2019, we utilized the Canadian Institute of Actuaries CPM 2014 mortality tables.

Financial assumptions

The discount rate, which is used to determine a plan’s defined benefit obligations accrued, is based upon the yield on long-term, high-quality, fixed-term investments, and is set annually. The rate of future increases in compensation is based upon current benefits policies and economic forecasts.

The significant weighted average actuarial assumptions arising from these estimates and used in measuring our defined benefit obligations accrued are as follows:

	2020	2019
Discount rate [1] used to determine:
Net benefit costs for the year ended December 31	3.10%	3.90%
Defined benefit obligations accrued as at December 31	2.50%	3.10%
Current service cost in subsequent fiscal year	2.70%	3.20%
Rate of future increases in compensation used to determine:
Net benefit costs for the year ended December 31	2.90%	2.80%
Defined benefit obligations accrued as at December 31	2.90%	2.90%
1	The discount rate disclosed in this table reflects the computation of an average discount rate that replicates the timing of the obligation cash flows.

Sensitivity of key assumptions

The sensitivity of our key assumptions for our defined benefit pension plans was as follows:

Years ended, or as at, December 31	2020		2019
	Change in	Change in	Change in	Change in
Increase (decrease) (millions)	obligations	expenses	obligations	expenses
Sensitivity of key demographic assumptions to an increase of one year [1] in life expectancy	$349	$11	$297	$9
Sensitivity of key financial assumptions to a hypothetical decrease of 25 basis points [1] in:
Discount rate	$386	$15	$342	$13
Rate of future increases in compensation	$(36)	$(3)	$(32)	$(4)
1

These sensitivities are hypothetical and should be used with caution. Favourable hypothetical changes in the assumptions result in decreased amounts, and unfavourable hypothetical changes in the assumptions result in increased amounts, of the obligations and expenses. Changes in amounts based on a variation in assumptions of one year or 25 basis points generally cannot be extrapolated because the relationship of the change in an assumption to the change in amounts may not be linear. Also, in this table, the effect of a variation in a particular assumption on the change in obligations or change in expenses is calculated without changing any other assumption; in reality, changes in one factor may result in changes in another (for example, increases in the discount rate may result in changes in expectations about the rate of future increases in compensation), which might magnify or counteract the sensitivities.

(f)    Defined contribution plans – expense

Our total defined contribution pension plan costs recognized were as follows:

Years ended December 31 (millions)	2020	2019
Union pension plan and public service pension plan contributions	$21	$22
Other defined contribution pension plans	73	70
	$94	$92

We expect that our 2021 union pension plan and public service pension plan contributions will be approximately $22 million.

(g)    Other defined benefit plans

For the year ended December 31, 2020, other defined benefit plan current service cost was $3 million (2019 – $2 million), financing cost was $NIL (2019 – $NIL) and other re-measurements recorded in other comprehensive income were $NIL (2019 – $4 million). Estimated future benefit payments from our other defined benefit plans, calculated as at December 31, 2020, are $1 million annually for the five-year period from 2021 to 2025 and $5 million for the five-year period from 2026 to 2030.